UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 06, 2024

Ooma, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37493	06-1713274
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 ALMANOR AVENUE SUITE 200
SUNNYVALE, California		94085
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 650 566-6600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	OOMA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of Ooma, Inc. (the "Company") held on June 6, 2024 (the “Annual Meeting”), stockholders holding and entitled to vote 22,289,980 shares of common stock of the Company, or approximately 84.36% of the total outstanding shares of common stock on the record date for the Annual Meeting, which constituted a quorum, were present in person or by proxy. At the Annual Meeting, the stockholders voted on the following four proposals, each of which is described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on April 18, 2024. The voting results are reported below.

Proposal No. 1: Election of Directors. The following individuals were elected to the Board as Class III directors to hold office until the 2027 annual meeting of stockholders or until such director’s successor is duly elected and qualified or until his or her earlier resignation or removal. The results of the election were as follows:

Nominee	For	Withheld
Andrew H. Galligan	17,670,690	1,202,476
Judi A. Hand	11,853,535	7,019,631
William D. Pearce	17,763,953	1,109,213
		Broker Non-votes (all Directors)
		3,416,814

Proposal No. 2: Ratification of the Appointment of the Independent Registered Public Accounting Firm. The stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2025. There were no broker non-votes on this proposal. The results of the ratification were as follows:

For	Against	Abstain
21,966,719	312,652	10,609

Proposal No. 3: Non-Binding Advisory Vote on the Compensation of Our Named Executive Officers. The stockholders approved, on an advisory basis, the Company’s executive compensation for the fiscal year ended January 31, 2024. The voting results were as follows:

For	Against	Abstain	Broker Non-votes
17,622,156	1,235,371	15,639	3,416,814

Proposal No. 4: Amendment and Restatement of the Company's Certificate of Incorporation. The stockholders approved an amendment and restatement of the Company's Certificate of Incorporation to reflect recently adopted Delaware law provisions to provide for the exculpation of certain officers. The voting results were as follows:

For	Against	Abstain	Broker Non-votes
17,649,391	1,211,017	12,758	3,416,814

The results reported above are final voting results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ooma, Inc.

Date:	June 7, 2024	By:	/s/ Shig Hamamatsu
Shig Hamamatsu Chief Financial Officer